CLASS A UNIT PURCHASE AGREEMENT THIS CLASS A UNIT PURCHASE AGREEMENT (this “Agreement”), is made as of June 2, 2026 by and among Harvest Enterprises, LLC (the “Company”) and Whitley Holding 05192026, LLC (the “Purchasers”), and solely for the purposes of Sections 6.2 and 6.3, Trulieve Cannabis Corp, a corporation existing under the laws of the Province of British Columbia, Canada (“Trulieve”). The parties hereby agree as follows: 1. Purchase and Sale of Preferred Units. 1.1 Sale and Issuance of Class A Units. Subject to the terms and conditions of this Agreement, the Purchasers agree to purchase at the Closing and the Company agrees to sell and issue to the Purchasers at the Closing the number of Class A Units (the “Class A Units”) set forth opposite each Purchaser’s name on Schedule 1. The Class A Units issued to the Purchasers pursuant to this Agreement shall be referred to in this Agreement as the “Units.” 1.2 Closing; Delivery. The purchase and sale of the Units shall take place as of the date of this Agreement remotely via electronic exchange of signature pages (the “Closing”). 1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below. (a) “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person. (b) “Board” means the board of managers of the Company. (c) “Code” means the Internal Revenue Code of 1986, as amended. (d) “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1). (e) “Joinder” means that certain Joinder to the LLC Agreement in the form attached hereto as Exhibit A. (f) “Indemnification Agreement” means the agreement between the Company and each Manager of the Company pursuant to the LLC Agreement.

2 (g) “LLC Agreement” means the Limited Liability Company Agreement of the Company (as may be further amended, amended and restated, modified or supplemented in accordance with its terms) in the form attached hereto as Exhibit B. (h) “Manager” means a member of the Board. (i) “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company. (j) “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity. (k) “Protection Agreement” means that certain Protection Agreement by and among the Company, Trulieve and Harvest Health and Recreation, Inc. (l) “Repurchase/Put Price” means the fair market value of a Voting Share as determined through an appraisal, assuming that the Company was offered for sale in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price per Voting Share is not affected by undue stimulus at such time or any control or voting rights premium, all on the basis of the long-term value of the Company as opposed to being determined by short-term market conditions. Implicit in this definition is the consummation of a sale as of the date of the Exercise Notice or Put Notice, as the case may be, and the passing of title from the seller to the buyer whereby: (i) the buyer and seller are typically motivated; (ii) both parties are well informed or well advised and acting in what they consider their own best interests; (iii) a reasonable time is allowed for exposure in the open market; (iv) payment is made in cash; and (v) the price per Voting Share represents the normal consideration for the Company, on a per Voting Share basis, unaffected by special or creative financing or sales concessions granted by anyone associated with the sale, but taking into account the assumption by the buyer of any financing to the extent that it may be assumed by the buyer. The buyer and seller shall jointly select an independent appraiser. In the event the buyer and seller are unable to agree upon an independent appraiser, the buyer and seller shall each select one independent appraiser who shall determine the Repurchase/Put Price. In the event that the appraisers’ determinations of the Repurchase/Put Price differ by 15% or less compared to the lower of the two values, the Repurchase/Put Price shall be the average of the two. In the event that the appraisers’ determinations of the Repurchase/Put Price differ by more than 15% compared to the lower of the two values, then the two appraisers shall jointly select a third appraiser. If the two appraisers are unable jointly to select a third appraiser, either the buyer or the seller may, upon written notice to the other, apply to the presiding judge of a court of competent jurisdiction for the selection of the third appraiser and who shall be selected from a list of names of independent appraisers submitted by the buyer and seller. Such third appraiser will independently determine the Repurchase/Put Price. If the third appraiser’s determination of the Repurchase/Put Price is less than, or greater than, both of the first two values, the third appraiser’s determination of the Repurchase/Put Price shall be disregarded and the Repurchase/Put Price will be the average of the first two appraisers’ determinations of the Repurchase/Put Price; or is equal to one of the first two appraisers’ determinations of the Repurchase/Put Price or in between the first two values, the

3 Repurchase/Put Price will be the average of the three values. The cost of the appraiser (x) appointed the buyer shall be borne by the buyer, (y) appointed by seller shall be borne by the seller and (z) appointed by the two appraisers if any, shall be shared equally by the buyer and the seller. (m) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. (n) “Trading Day” means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business. (o) “Transaction Documents” means this Agreement, the LLC Agreement, the Joinder and the Indemnification Agreements. (p) “Triggering Event” has the meaning ascribed to it in the LLC Agreement. 2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the dates of each Closing, except as otherwise indicated. 2.1 Organization, Good Standing, Corporate Power and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. 2.2 Capitalization. (a) The authorized capitalization of the Company consists, immediately prior to the Closing, of: (i) Class A Units (the “Class A Units”), of which none are issued and outstanding prior to the Closing. The rights, privileges and preferences of the Class A Units are as stated in the LLC Agreement and as provided by the Delaware Limited Liability Company Act. (ii) Class B Units (the “Class B Units”), of which none are issued and outstanding prior to the Closing. The rights, privileges and preferences of the Class C-2 Units are as stated in the LLC Agreement and as provided by the Delaware Limited Liability Company Act. (iii) Exchangeable Units (the “Exchangeable Units”) of which 900 are issued and outstanding prior to the Closing. All of the outstanding Exchangeable Units are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. The rights, privileges and preferences of the Exchangeable Units are as stated in the LLC Agreement and as provided by the Delaware Limited Liability Company Act.

4 2.3 Authorization. All corporate action required to be taken by the Company’s Board and members in order to authorize the Company to enter into the Transaction Documents and to issue the Units at the applicable Closing has been taken or will be taken prior to the applicable Closing. All action on the part of the officers of the Company necessary for the execution and delivery of the Transaction Documents, the performance of all obligations of the Company under the Transaction Documents to be performed as of the applicable Closing, and the issuance and delivery of the Units has been taken or will be taken prior to the applicable Closing. The Transaction Documents, upon execution and delivery by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Indemnification Agreement may be limited by applicable federal or state securities laws. 2.4 Valid Issuance of Units. (a) The Units, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Documents, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchasers in Section 3 of this Agreement and subject to the filings pursuant to Regulation D of the Securities Act, the Units will be issued in compliance with all applicable federal and state securities laws. (b) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)- (viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable., 2.5 Rights of Registration and Voting Rights. Except as provided in the LLC Agreement, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. To the Company’s knowledge, except as contemplated in the LLC Agreement, no member of the Company has entered into any agreements with respect to the voting of membership interests of the Company. 2.6 Corporate Documents. The LLC Agreement is in the form provided to the Purchasers. 3. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, that: 3.1 Authorization. The Purchaser has full power and authority to enter into the Transaction Documents. The Transaction Documents, when executed and delivered by the

5 Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (b) to the extent the indemnification provisions may be limited by applicable federal or state securities laws. 3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Units to be acquired by the Purchaser, as applicable, will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Units. The Purchaser has not been formed for the specific purpose of acquiring the Units. 3.3 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Units with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Purchaser to rely thereon. 3.4 Restricted Securities. The Purchaser understands that the Units have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Units are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Units indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Units for resale except as set forth in the LLC Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Units, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser understands that this offering is not intended to be part of the public offering, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act.

6 3.5 No Public Market. The Purchaser understands that no public market now exists for the Units, and that the Company has made no assurances that a public market will ever exist for the Units. 3.6 Legends. The Purchaser understands that the Units and any securities issued in respect of or exchange for the Units, may be notated with one or all of the following legends: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER SUCH ACT AND LAWS OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.” (a) Any legend set forth in, or required by, the LLC Agreement. (b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Units represented by the certificate, instrument, or book entry so legended. 3.7 Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. 3.8 Foreign Purchasers. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units (as applicable), (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Units. The Purchaser’s subscription and payment for and continued beneficial ownership of the Units will not violate any applicable securities or other laws of the Purchaser’s jurisdiction. 3.9 Reliance by the Company. The Purchaser understands that the representations, warranties, covenants and acknowledgements set forth in this Section 4 constitute a material inducement to the Company entering into this Agreement. 3.10 Exculpation Among Purchasers. The Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and Managers, in making its investment or decision to invest in the Company. The Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Units.

7 3.11 No “Bad Actor” Disqualification Events. Neither (a) the Purchaser, (b) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (c) any beneficial owner of a Borrower's voting equity securities (in accordance with Rule 506(d) of the Act) held by the Purchaser is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Act (“Disqualification Events”), expect for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act.. 3.12 No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, equityholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Units. 4. Conditions to the Purchaser’s Obligations at each Closing. The obligations of the Purchaser to purchase Units at the applicable Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived: 4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct in all respects on and as of the applicable Closing. 4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the applicable Closing. 4.3 Compliance Certificate. The Chief Executive Officer of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Subsections 5.1 and 5.2 have been fulfilled. 4.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Units pursuant to this Agreement shall be obtained and effective as of such Closing. 4.5 Indemnification Agreement. The Company shall have executed and delivered the Indemnification Agreements. 4.6 LLC Agreement. The Company shall have properly adopted the LLC Agreement prior to the Closing, which shall continue to be in full force and effect as of the applicable Closing. 4.7 Secretary’s Certificate. The Secretary or other officer of the Company shall have delivered to the Purchasers at the applicable Closing a certificate certifying (i) resolutions of the Board approving the Transaction Documents and the transactions contemplated under the Transaction Documents and (ii) resolutions of the members of the Company approving the LLC Agreement.

8 4.8 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the applicable Closing and all documents incident thereto (shall be reasonably satisfactory in form and substance to the Purchasers). 5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to sell Units to the Purchasers at each Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived: 5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all respects as of the applicable Closing. 5.2 Performance. The Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the applicable Closing. 5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Units pursuant to this Agreement shall be obtained and effective as of the applicable Closing. 6. Shareholder Rights. 6.1 Nomination Rights. For so long as any Purchaser owns more than 50% of the Voting Shares, such Purchaser shall be permitted to appoint two (2) Managers to the Board. 6.2 Call Right. Subject to the Protection Agreement, the Company shall have the right, but not the obligation, at any time following the Triggering Event, to purchase all of the Voting Shares owned by the Purchasers at a purchase price per Voting Share equal to the Repurchase/Put Price which shall be payable in cash. Subject to the Protection Agreement, the Company shall exercise such purchase rights by written notice (“Exercise Notice”) given to the Purchasers and, the Company shall pay to the Purchasers an amount in cash equal to the aggregate amount of the Repurchase/Put Price payable to each Purchaser by wire transfer of immediately available funds. Subject to the Protection Agreement, the Company may assign its rights under this Section 6.2 to any Person; provided, that the assignee agrees to be bound by the terms of this Agreement and assumes all of the Company’s obligations hereunder; provided further, that the Company remains primarily liable if the assignee does not perform under this Agreement. The closing of any such purchase and sale transaction shall occur within 30 days of the Company (or its assignee) delivering the Exercise Notice. The Purchasers agree that they will perform their obligations hereunder and will ratify and confirm all that the Company may do or cause to be done pursuant to the foregoing. The Purchasers agree that they shall execute and deliver all documents and agreements, and take all other actions, that the Company may reasonably request in order to consummate any repurchase as contemplated herein. 6.3 Put Right. Each Purchaser shall have the right, but not the obligation, at any time after the Triggering Event, to put all (and only all) of the Voting Shares owned by such

9 Purchaser to the Company at the Repurchase/Put Price, which shall be payable in cash. A Purchaser shall exercise such put right by written notice (“Put Notice”) given to the Company and the Company shall pay to the Purchaser an amount in cash equal to the aggregate amount of the Repurchase/Put Price payable to the Purchaser by wire transfer of immediately available funds. The closing of any such purchase and sale transaction shall occur within thirty (30) days of the Purchaser delivering the Put Notice; provided however that Trulieve shall have the right to delay the closing for up to one hundred and twenty (120) months. The Company agrees that they shall, and shall cause Trulieve to, execute and deliver all documents and agreements, and take all other actions, that the Purchaser may reasonably request in order to consummate any sale as contemplated herein. 7. Miscellaneous. 7.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. 7.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. 7.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. 7.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Subsection 7.7

10 7.6 No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible. 7.7 Fees and Expenses. Each Party shall bear their own fees and expenses in incurred connection with the transactions contemplated hereby and by the Transaction Documents.. 7.8 Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company holders of a majority of the Units, and with respect to Sections 6.2 and 6.3, Trulieve. Any amendment or waiver effected in accordance with this Subsection 7.10 shall be binding upon the Purchaser and each transferee of the Units, each future holder of all such securities, and the Company. 7.9 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. 7.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative. 7.11 Entire Agreement. This Agreement (including the Exhibits hereto), the Protection Agreement, the LLC Agreement, and the Joinder constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled. 7.12 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any

11 suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. 7.13 No Commitment for Additional Financing. The Company acknowledges and agrees that no Purchaser has made any representation, undertaking, commitment or agreement to provide or assist the Company in obtaining any financing, investment or other assistance, other than the purchase of the Units as set forth herein and subject to the conditions set forth herein. In addition, the Company acknowledges and agrees that (i) no statements, whether written or oral, made by any Purchaser or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment, (ii) the Company shall not rely on any such statement by any Purchaser or its representatives, and (iii) an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment may only be created by a written agreement, signed by such Purchaser and the Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement. The Purchaser shall have the right, in its sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in the Company, and shall have no obligation to assist or cooperate with the Company in obtaining any financing, investment or other assistance. [Signature Pages Follow]

SIGNATURE PAGE TO CLASS A UNIT PURCHASE AGREEMENT IN WITNESS WHEREOF, the parties have executed this CLASS A UNIT PURCHASE AGREEMENT as of the date first written above. COMPANY: By: Name: Eric Powers Title: Secretary Address: 3494 Martin Hurst Road Tallahassee, FL 32312 Telephone: (770) 330-0831 Attention: Eric Powers /s/ Eric Powers

SIGNATURE PAGE TO CLASS A UNIT PURCHASE AGREEMENT IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written. Purchaser Whitley Holding 05192026, LLC By: Name: Frank Whitley Title: Manager Address for notice 308 East Park Avenue, Tallahassee, Florida 32301 /s/ Frank Whitley

i SCHEDULES & EXHIBITS Schedule 1 - PURCHASERS Exhibit A - FORM OF JOINDER Exhibit B - FORM OF LLC AGREEMENT

SCHEDULE 1 PURCHASERS Closing (Date: June 2, 2026) Name and Address of Purchaser Total Cash Purchase Price ($) Units Purchased by Cash Total Units Whitley Holding 05192026, LLC 14,841,000.00 100 Class A Units 100 Class A Units

EXHIBIT A FORM OF JOINDER

EXHIBIT B FORM OF LLC AGREEMENT